Q3 2026 INVESTOR PRESENTATION November 5, 2026 NYSE: SPNT

Basis of Presentation and Non-GAAP Financial Measures: Unless the context otherwise indicates or requires, as used in this presentation references to “we,” “our,” “us,” the “Company,” and "SiriusPoint" refer to SiriusPoint Ltd. and its directly and indirectly owned subsidiaries, as a combined entity, except where otherwise stated or where it is clear that the terms mean only SiriusPoint Ltd. exclusive of its subsidiaries. We have made rounding adjustments to reach some of the figures included in this presentation and, unless otherwise indicated, percentages presented in this presentation are approximate. In presenting SiriusPoint’s results, management has included financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, Core combined ratio, accident year loss ratio, accident year combined ratio, attritional loss ratio and combined ratio ex. catastrophe losses are non-GAAP financial measures. Management believes it is useful to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the run-off business. Book value per diluted common share excluding accumulated other comprehensive income (loss) ("AOCI") and tangible book value per diluted common share, as presented, are non-GAAP financial measures and the most directly comparable U.S. GAAP measure is book value per diluted common share. Management believes it is useful to exclude AOCI because it may fluctuate significantly between periods based on movements in interest and currency rates. Management believes the effects of intangible assets are not indicative of underlying underwriting results or trends and make book value comparisons to less acquisitive peer companies less meaningful. Operating net income, Core Operating net income, Operating earnings per share and Core Operating earnings per share are non-GAAP financial measures and the most directly comparable U.S. GAAP measures are net income and diluted earnings per share. Operating net income excludes items which we believe are not indicative of the operations of our operating businesses, including realized and unrealized gains (losses) on other investments and liability-classified capital instruments, non-recurring costs associated with acquisitions or sales of subsidiaries, income (expense) related to loss portfolio transfers, deferred tax assets attributable to the enactment of the Bermuda corporate income tax, development on COVID-19 reserves resulting from the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024, amortization of acquisition-related intangible assets, and foreign exchange gains (losses). Core Operating net income also excludes the Corporate (run-off) business. We believe it is useful to review Operating net income and Core Operating net income as they reflect how we view the business, as well as provides investors with an alternative metric that can assist in predicting future earnings and profitability that are complementary to GAAP metrics. Operating ROE is calculated by dividing annualized Operating net income for the period by average common shareholders’ equity, excluding AOCI, and after adjusting for the above noted items to arrive at Operating net income. Core Operating ROE also excludes the results of the Corporate (run-off) business. Prior-period results have been recast to reflect current period presentation. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is contained in our Form 10-Q, Earnings Release or Financial Supplement for the quarter ended September 30, 2026 and in Appendices B1-5 on slides 32-36 in this deck. Safe Harbor Statement Regarding Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “believes,” “intends,” “seeks,” “anticipates,” “aims,” “plans,” “targets,” “estimates,” “expects,” “assumes,” “continues,” “guidance,” “should,” “could,” “will,” “may” and the negative of these or similar terms and phrases. These risks and uncertainties include, but are not limited to, the "Risk Factors" described in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Appendix A5 on slide 30 contains a glossary of abbreviated terms. 2 DISCLAIMER

AGENDA 3 Highlights & Strategic Update Scott Egan, Group CEO Third Quarter & Nine Months Financial Results Jim McKinney, Group CFO Q&A

Highlights & Strategic Update

SIRIUSPOINT OVERVIEW

Drive excellence as a **best-in-class specialty underwriter**, with a **diverse** and **low-volatility** portfolio, that targets a **12-15% ROE across the cycle**



Property Cat Re
Marine & Energy
Other Casualty
Aviation
Credit
Surety
Other Property
FinPro
General Liability
Accident & Health
4%
5%
6%
6%
6%
7%
10%
10%
20%
26%
Gross Written Premium[1]
$3.9bn

- Relentless Focus on Underwriting
- Disciplined and Agile Capital Allocator
- Dynamic Multi-Channel Global Access
- Strong Balance Sheet with Robust Risk Management

Upgraded to A by S&P, AM Best and Fitch in 2026

Total Capitalization[2]	Total Investments	Total Assets	BSCR Ratio[3]	Financial Strength Rating[4]
$2.9bn	$6.3bn	$12.6bn	232%	A (Stable)

Notes: [1] Core Gross Written Premium on a Last Twelve Months basis. [2] Represents total shareholders' equity plus debt capital. [3] SiriusPoint Group Bermuda Solvency Capital Ratio calculated as available economic capital and surplus divided by the enhanced capital requirement. Q3'26 figure is an estimate. [4] Financial Strength Ratings and outlook according to Fitch, AM Best and S&P. Moody's FSR of A3 with stable outlook.

5

STRONG UNDERWRITING DRIVING EARNINGS AND VALUE CREATION

SiriusPoint

Q3 2026 HIGHLIGHTS

17.6%
Operating Return on Equity[1]

90.1%
Core Combined Ratio

$0.88
Operating EPS[2]

- Continued disciplined underwriting delivers a 90.1% Core Combined Ratio in Q3'26 and 90.1% for 9M'26
- Strong Q3'26 Insurance & Services GWP growth of 20% drives Core GWP growth of 14%
- Q3'26 Operating ROE[1] of 17.6% and 9M'26 Operating ROE[1] of 15.8%
- Core Operating ROE[3] in the quarter continues to outperform at 18.1%
- LPT agreed on run-off portfolio, further reducing exposure to legacy reserve volatility, expected to release over $200m of capital
- Book Value Per Share (ex. AOCI) up 4% in the quarter and 12% YTD to $20.21

Notes: [1] Operating Return on Equity represents a non-GAAP measure. See Appendices B3 and B4 on slides 34 and 35 for reconciliations to Return on Equity. [2] Operating Diluted Earnings Per Share is a non-GAAP measure. See Appendix B1 on slide 32 for a reconciliation to Diluted Earnings Per Share. [3] Core Operating Return on Equity is a non-GAAP measure. See Appendix B3 on slide 34 for a reconciliation to Return on Equity.

6

$11.59 $12.41 $12.63 $12.91 $13.33 $13.74 $14.47 $14.25 $14.64 $15.15 $15.64 $16.47 $18.10 $18.98 $19.48 $20.21 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 $0.56 $0.41 $0.48 $0.43 $0.22 $0.59 $0.32 $0.54 $0.29 $0.53 $0.68 $0.74 $0.72 $0.72 $0.68 $0.88 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 7 TRACK RECORD OF CONSISTENT EARNINGS AND VALUE CREATION Notes: [1] Operating Diluted Earnings Per Share is a non-GAAP measure. See Appendix B1 on slide 32 for a reconciliation to Diluted Earnings Per Share. Prior period results have been recast to reflect current period presentation. [2] Operating Return on Equity represents a non-GAAP measure. See Appendix B4 on slide 35 for a reconciliation to Return on Equity. Prior period results have been recast to reflect current period presentation. Operating Earnings Per Share1 Book Value Per Share (ex. AOCI) Long-Term Value Framework 13.3% 15.1% 16.7% 15.8% Operating Return on Equity FY 23 FY 24 FY 25 9M'26 Target niche and growing markets Act nimbly, actively manage diversified portfolio Optimize capital to target a 12-15% ROE across the cycle 2

8 INSURANCE GROWTH AND ATTRACTIVE UNDERWRITING MARGINS Core Combined Ratio (ex. LPT Benefit2)Trailing Last Twelve Months Premium Growth1 91.7% 93.8% 91.7% 92.5% 87.0% 83.7% 84.7% 89.6% 89.1% 91.9% 88.1% 91.2% 90.1%6.6% 10.9% 92.9% 93.8% 91.7% 93.5% 88.9% 90.3% 95.6% 89.5% 89.1% 92.9% 88.9% 91.4% 90.1% Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Catastrophe Loss Ratio Combined Ratio (ex. Catastrophe Losses) 25% 16% 3% 13% 13% 14% 22% 15% 25% 26% 21% 21% 16% 2% 10% 0% (4)% 0% 5% 8% 10% 6% 3% 0% (3)% (2)% Insurance & Services Reinsurance Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Notes: [1] Reflects Last Twelve Months Core continuing lines premium for 2023 and 2024 which excludes business exited in 2022 and 2023. [2] LPT benefit refers to reserve releases associated with the 2023 LPT and associated deferred gains.

Diluted BVPS (ex. AOCI) CAGR Co m bi ne d Ra tio V ol at ili ty SiriusPoint Market Average 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% 26.0% 28.0% 30.0% —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 3 Year Combined Ratio Volatility1 9 LOW UNDERWRITING VOLATILITY DRIVING VALUE CREATION Notes: [1] Combined ratio volatility is measured as the standard deviation in quarterly combined ratios for the last twelve quarters (i.e. three years) as at Q2'26. The SiriusPoint combined ratio is for Core segment and excludes benefits related to LPTs. LPT benefit refers to reserve releases associated with the 2023 LPT and associated deferred gains. The Diluted BVPS (ex. AOCI) CAGR includes dividends paid during the period. Peers for Market Average include American Financial Group, AIG, Arch, AXIS, Chubb, Everest, Hamilton, James River, Markel, Pelagos, RenaissanceRe, RLI, Selective, Skyward Specialty, Travelers and W.R. Berkley. Outliers have been omitted from the quadrant. 2.2% 3.6% 4.6% 10.8% SiriusPoint US Specialty Peers US Large Multiline Bermuda-Domiciled Peers Key Comments – Above-market book value per share growth delivered with significantly lower underwriting volatility – 2.2% combined ratio volatility profile is best in class across peer groups shown and most closely aligned with US Specialty peers – Rigorous and disciplined approach to portfolio and capital management supports consistent underwriting performance and durable value creation 3 Year Underwriting Volatility vs. Value Creation Quadrant1 Low Value Creation, Low Volatility High Value Creation, Low Volatility Low Value Creation, High Volatility High Value Creation, High Volatility 3 4 5 6 7

LPT DEAL COVERING REMAINING RUN-OFF EXPOSURES

$ numbers in USD millions

LPT Deal Impact Overview

~20 ppts

BSCR Ratio Impact

Approximate 20 point increase to BSCR ratio upon deal closing represents >$200m of capital unlocked

~$400m

Reserves Covered

Run-off portfolio to be reduced to de minimis levels, effectively closing the chapter on the legacy portfolio

$700m

Aggregate Limit

$700m aggregate limit provides a high level of confidence that remaining run-off exposures are appropriately covered

~$60m

Day-one charge

Estimated day-one pre-tax charge upon deal closing[1] (vs. avg $12m quarterly loss since Q4'23)

Run-Off (Non-Core) Portfolio Timeline



$1,008
$942
$885
$854
$638
$574
$556
$528
$477
$460
$440
$400
$(33)
$11
$(10)
$1
$(53)
$(4)
$(7)
$(7)
$(10)
$(19)
$(4)
$(3)
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26
Pre-tax Run-off Underwriting Loss
Net Run-off Reserves

Additional Comments

- After completion of the LPT with RiverStone[1], substantially all of SiriusPoint's run-off exposures will be covered by LPTs, resulting in negligible go-forward run-off loss costs
- Management feel it had a strong reserve position prior to the LPT, and feel we are in an even stronger position post this action
- The structure provides SiriusPoint with future upside
- Assets backing the covered reserves to be held in collateral
- SiriusPoint to retain certain claims administration

Notes: [1] The transaction is subject to regulatory approvals.

10

11 CONSISTENT AND STRONG CORE BUSINESS Core Operating Return on Equity1 17.2% 11.1% 15.0% 13.0% 14.9% 18.5% 19.5% 19.1% 18.3% 14.7% 18.1% Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 Notes: [1] Core Operating Return on Equity and Operating Return on Equity are non-GAAP measures. See Appendices B3 and B5 on slides 34 and 36 for reconciliations to Return on Equity. Prior period results have been recast to reflect current period presentation. – Core Operating ROE isolates the go-forward business by excluding run-off results – 9M'26 Core Operating ROE1 of 17.0% – Core Operating ROE of 15.9% in FY 24, 17.7% in FY 25 and 17.0% in 9M'26, demonstrating sustained performance – Performance has remained resilient during quarters of elevated catastrophe, aviation and other large losses – The planned LPT is expected to reduce the impact of legacy run- off results and improve alignment between Operating and Core Operating ROE Key Comments 18.6% 9.9% 15.4% 8.7% 14.3% 17.5% 18.3% 17.5% 15.6% 14.2% 17.6% Target range: 12-15% across the cycle Operating ROE1 FY 25 17.7% FY 24 15.9% 9M'26 17.0%

ACTIVE PORTFOLIO MANAGEMENT TO MAXIMIZE CORE RETURNS

SIRIUS POINT

Accident & Health



Europe & Other
UK & Lloyd's
GWP $1.0bn
USA

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑	N/A

General Liability



Bermuda
UK & Lloyd's
GWP $792m
USA

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	↑↑

FinPro



Europe & Other
USA
Bermuda
GWP $401m
UK & Lloyd's

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	↓

Other Property



Europe & Other
GWP $369m
USA
UK & Lloyd's

Trailing LTM Growth	Insurance & Services	Reinsurance
	=	↑↑

Surety



USA
GWP $254m

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	N/A

Credit



USA
Europe & Other
UK & Lloyd's
GWP $250m
Bermuda

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	↑

Aviation



USA
UK & Lloyd's
GWP $230m
Europe & Other

Trailing LTM Growth	Insurance & Services	Reinsurance
	=	↓

Other Casualty



UK & Lloyd's
GWP $226m
USA

Trailing LTM Growth	Insurance & Services	Reinsurance
	↓	↓↓

Marine & Energy



Europe & Other
USA
Bermuda
GWP $198m
UK & Lloyd's

Trailing LTM Growth	Insurance & Services	Reinsurance
	↑↑	=

Property Cat Re



Bermuda
GWP $150m

Trailing LTM Growth	Insurance & Services	Reinsurance
	N/A	↓↓

Notes: GWP pie charts represent Last Twelve Months Gross Written Premium for Core segment by underwriting hub. General Liability includes Multiline. FinPro contains Financial, Professional and Transactional Liability. Other Casualty contains Auto Liability, Environmental, Workers Compensation, Medical Malpractice and Other Casualty lines.

12

58%27% 8% 7% 13 HIGHLY DIVERSIFIED PORTFOLIO WITH OMNI-CHANNEL DISTRIBUTION Notes: [1] Gross Written Premium on a Last Twelve Months basis. [2] Direct represents consolidated MGA premiums and premiums derived without a broker or MGA. 66% 34% Distribution Channel52% 23% 12% 13% Underwriting Hub Core Portfolio Premium Splits1 26% 20% 10% 10% 7% 6% 6% 6% 5% 4% Accident & Health General Liability FinPro Surety Credit Aviation Other Casualty Marine & Energy Other Property Property Cat Re 41% 28% 31% Reserve Duration Insurance & Services Reinsurance USA UK & Lloyd's Bermuda Europe & Other <2 Years 2-4 Years 4+ Years MGA Broker Lloyd's Direct2 Market Access Accident & Health Specialty P&C Gross Written Premium: $3.9bn

UPDATING SEGMENT REPORTING TO REFLECT BUSINESS EVOLUTION

Underwriting Segment Update[1]



Current Segments
(Q4'21 - Q3'26)
Future Segments
(Q4'26+)
Reinsurance
34%
66%
Insurance &
Services
Accident & Health
26%
74%
Specialty P&C
General Liability
FinPro
Other Property
Surety
Credit
Aviation
Other Casualty
Marine & Energy
Property Cat Re

Key Comments

- Segments to update from Q4'26:
  - From Insurance & Services and Reinsurance
  - To Specialty P&C and Accident & Health
- Combined segments will continue to form the 'Core' result
- Updated segments better reflect the go-forward business given the evolution into a specialty underwriter
- Premiums for the nine specialties within Specialty P&C to continue to be disclosed
- Premiums for Insurance vs Reinsurance will continue to be disclosed
- We plan to recast unaudited historical results and make available ahead of the Q4'26 earnings release

Notes: [1] Gross Written Premium on a Last Twelve Months basis.

14

15 RIGOROUS APPROACH TO PARTNERING WITH MGAs Notes: [1] Refers to P&C MGA partners. Disciplined approach to MGA partner selection >90% new opportunities declined In-depth discovery period for potential partners 6-9 months typical time in discovery before onboarding onboarding long term THOROUGH ONBOARDING PROCESS ALIGNED INCENTIVE STRUCTURES LONG-TERM, STICKY PARTNERSHIPS Skin in the game drives alignment of interests >85% partners with profit sharing features1 Partners incentivized on underwriting not growth 0% partners with volume- based incentives Partnering with strategically aligned, long-term partners >90% programs renewed in the last year Seasoned and well-established MGA strategy 7 years premium-weighted average partner tenure Prudent approach to reserving and risk management for new programs 100% new programs reserved above pricing projections Scaling and growth for new partners managed tightly CONSERVATIVE INITIAL APPROACH 36% of partners were onboarded since 2024 and account for 12% of total MGA premiums

16 SIRIUSPOINT FORWARD OUTLOOK Seasoned management team with demonstrated track record of execution Low volatility underwriter with track record of delivering or exceeding our profitability targets Undervalued balance sheet with demonstrated significant upside from MGA portfolio Agile capital allocator with proven ability to move and optimize capital Disciplined profitable growth with untapped opportunities and a strong track record Attractive markets targeting underserved and defensible niches Our delivery targets a 12-15% return on equity across the cycle Strong underwriting culture with compensation aligned to shareholder value creation

Third Quarter and Nine Months Results Update

Q3 2026 FINANCIAL RESULTS

SIRIUS POINT

Financial Highlights		
$ numbers in USD millions	Q3'25	Q3'26
Gross Written Premium	$872	**$991**
Net Written Premium	$665	**$679**
COR (%)	89.1%	**90.1%**
UW Income	$70	**$76**
Net Services Fee Income	$10	**$12**
Total Investment Result[2]	$73	**$69**
Operating Net Income[3]	$87	**$103**
Operating Earnings Per Share[3]	$0.74	**$0.88**
	Q2'26	Q3'26
Common Shareholders' Equity[4]	$2,276	**$2,228**
Diluted Book Value Per Share (ex. AOCI)	$19.48	**$20.21**

CORE BUSINESS (Gross Written Premium through Net Services Fee Income)

Key Comments

- Operating net income increased 18% to $103m, with operating EPS increasing 19% to $0.88
- Underwriting income[1] increased 9% to $76m, reflecting continued strong underwriting profitability despite 1.0 ppt increase in the combined ratio to 90.1%
- Premium growth remained strong, with GWP[1] up 14% and NEP[1] up 19%; NWP[1] increased 2%
- Net services fee income[1] increased to $12m, up 44% YoY for go-forward MGAs, providing a growing contribution from the services platform
- Strong investment contribution continued, with NII of $66m and total investment result of $69m
- Diluted BVPS (ex. AOCI) increased $0.73 sequentially to $20.21, demonstrating continued book value accretion
- Other notable Q3'26 pre-tax items impacting reported net income included:
  - $18m interest expense, including $5m[5] related to LPTs
  - $3m net investment gain

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Operating Net Income and Operating Diluted Earnings Per Share represent non-GAAP measures. See Appendix B1 on slide 32 for reconciliations to Net Income. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] Excluded from Operating Net Income.

18

NINE MONTHS 2026 FINANCIAL RESULTS

SIRIUS POINT

Financial Highlights *$ numbers in USD millions*	9M'25	9M'26
Gross Written Premium	$2,792	**$2,976**
Net Written Premium	$2,117	**$2,085**
COR (%)	91.4%	**90.1%**
UW Income	$166	**$202**
Net Services Fee Income	$38	**$30**
Total Investment Result[2]	$213	**$220**
Operating Net Income[3]	$231	**$273**
Operating Earnings Per Share[3]	$1.95	**$2.29**
	FY 25	9M'26
Common Shareholders' Equity[4]	$2,270	**$2,228**
Diluted Book Value Per Share (ex. AOCI)	$18.10	**$20.21**

CORE BUSINESS (Gross Written Premium through Net Services Fee Income)

Key Comments

- Operating net income increased 18% to $273m, with operating EPS up 17% to $2.29
- Underwriting performance strengthened, with underwriting income increasing 22% to $202m and the combined ratio improving 1.3 ppts to 90.1%
- GWP[1] increased 7% and NEP[1] increased 7%, while NWP[1] decreased 1%, reflecting one-off items including the previously announced aggregate cover
- Go-forward MGA net services fee income[1] increased 40% YoY to $30m, providing an increasing contribution from the services platform
- Strong investment performance continued, with a total investment result of $220m, including $198m of NII
- Diluted BVPS (ex. AOCI) increased $2.11 to $20.21, reflecting continued book value creation
- Other notable pre-tax items impacting 9M'26 net income included $54m interest expense of which $16m[5] relates to LPTs

Notes: [1] Reflects Core segment. [2] Total investment result calculated as the sum of net realized and unrealized investment gains (losses), net realized and unrealized investment gains (losses) from related party investment funds and net investment income. [3] Operating Net Income and Operating Diluted Earnings Per Share represent non-GAAP measures. See Appendix B4 on slide 35 for reconciliations to Net Income. [4] Common shareholders' equity attributable to SiriusPoint common shareholders at end of period. [5] Excluded from Operating Net Income.

19

SEGMENT RESULTS

$ numbers in USD millions

Insurance & Services Segment



Gross Written Premium
+20%
+14%
$562
$673
$1,758
$2,002
Q3'25
Q3'26
9M'25
9M'26



Combined Ratio
90.1%
5.2%
25.8%
59.1%
92.8%
5.9%
29.7%
57.2%
91.1%
5.7%
26.1%
59.3%
92.0%
6.5%
28.6%
56.9%
Q3'25
Q3'26
9M'25
9M'26
OUE Ratio
Loss Ratio
Acq. Cost Ratio

- **Premium**
  Gross written premium increased 20% for the quarter, driven by increased premium estimates in FinPro and Surety growth, offset by the exit of a large International A&H program
- **Loss Performance**
  Q3'26 loss ratio improved 1.9 ppts with lower attritional loss ratio (driven by A&H) partially offset by lower favorable PYD
  9M'26 loss ratio decreased 2.4 ppts driven by lower attritional loss ratio and higher favorable PYD
- **Underwriting Result**
  Combined ratio increased by 2.7 ppts in Q3'26 and 0.9 ppts for 9M'26
  Change in business mix and higher profit commissions drove a 3.9 ppt increase in acquisition costs in Q3'26, partially offset by lower attritional loss ratio
  Q3'26 OUE increased by 0.7 ppts, in line with 9M'26 trend

Reinsurance Segment



Gross Written Premium
+3%
(6)%
$310
$318
$1,034
$974
Q3'25
Q3'26
9M'25
9M'26



Combined Ratio
87.9%
7.7%
24.7%
55.5%
86.0%
6.9%
28.4%
50.7%
91.7%
7.3%
24.4%
60.0%
87.4%
7.6%
27.5%
52.3%
Q3'25
Q3'26
9M'25
9M'26
OUE Ratio
Loss Ratio
Acq. Cost Ratio

- **Premium**
  Gross written premium increased 3% for the quarter, driven by Marine & Energy and Other Property
- **Loss Performance**
  Q3'26 loss ratio improved by 4.8 ppts, driven by higher favorable PYD from Marine & Energy and Property lines, and lower attritional losses
  9M'26 loss ratio improved by 7.7 ppts, driven by lower catastrophe and attritional losses
- **Underwriting Result**
  Combined ratio improved by 1.9 ppts in the quarter, and 4.3 ppts for 9M'26
  Q3'26 loss ratio improvement partially offset by a 3.7 ppt increase in the acquisition cost ratio driven by business mix changes, while OUE ratio improved 0.8 ppts

20

21 RESERVING PRUDENCE DEMONSTRATED BY PYD TRACK RECORD Notes: [1] Reflects consolidated results. [2] Q1'23 favorable prior year development excludes the one-off $102m benefit from the 2023 loss portfolio transfer. Favorable Prior Year Development1,2 $4.1 $3.8 $33.0 $24.7 $11.1 $38.9 $1.1 $30.6 $37.3 $34.2 $8.7 $8.9 $22.0 $17.9 $15.0 $19.8 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Q2'26 Q3'26 1.2% 2.9% 2.2% 1.4% 4.5% 3.3% 2.2% 1.4% LPT Benefit as % of Opening Net Reserves Reserve Releases as % of Opening Net Reserves (ex. LPT) FY 23 FY 24 FY 25 9M'26 Reserve Releases as % of Opening Net Reserves1 $ numbers in USD millions – Twenty-two consecutive quarters of favorable prior year development – Full quarterly reserve review completed by actuarial team – New business booked with a reserve load in excess of pricing indications – LPTs continue to benefit from high levels of coverage in excess of reserves Key Comments $193 $291 $140 $244 $293 $233 LPT Limit Remaining in Excess of Reserves Reserves covered by LPT at 9/30/26 Compre LPT (Signed 2021) Compre LPT (Signed 2023) Enstar LPT (Signed 2024) Loss Portfolio Transfers LPT Buffer (as % of reserves) 126% 101% 166%

$206 $198 $213 $220 9M'25 9M'26 16% 40% 27% 15% 1% HIGH-QUALITY PORTFOLIO SUPPORTS DURABLE INVESTMENT INCOME 22 $ numbers in USD millions Key Comments Notes: [1] Third Point Enhanced Fund. [2] Other includes Strategic Investments, TP Ventures and Legacy & Other Alts. [3] Excludes short-term investments. Investment Result – Q3'26 Net Investment Income of $66m in line with expectations – No defaults across fixed income portfolio during the quarter – Limited exposure to private credit, with a focus on senior secured first-lien (~1% of portfolio) Credit Quality3Investment Balances by Asset Class 38% 22% 14% 9% 7% 6% 4% AAA AA A BBB Not Rated / Below IG STI Corporate Other2 Fixed Income Duration3 Avg. Credit Quality 3.4 years AA- Reinvestment Rate >5.0% Investment Result $220m MBS Government Cash ABS CLO TPE1 Q3'26 $6.3bn Net Investment Income Total Investment Result

STRONG FINANCIAL STRENGTH AND CAPITAL POSITION

SIRIUS POINT

$ numbers in USD millions

BSCR Ratio Walk[1]



Run-off LPT deal to increase BSCR ratio by further ~20 ppts upon closing
237%
(3)%
(2)%
232%
(19)%
213%
Q2'26
Net Capital Generation
Capital Returned
Q3'26E
Stress Test Scenario
Post-event Q3'26E

Stress-Test Scenario	1-in-250 year event (on a per occurrence basis net of recoveries, reinstatements and after tax)	**Modeled Cost:** $232m

Financial Strength Ratings (FSR)

AM BEST	S&P Global Ratings
A (STABLE) — RATING **UPGRADED** 4/16/26	**A** (STABLE) — RATING **UPGRADED** 4/21/26
FitchRatings	**MOODY'S**
A (STABLE) — RATING **UPGRADED** 2/25/26	**A3** (STABLE) — REVIEWED 3/12/26

$2.2bn
Equity Capital

$0.7bn
Debt Capital

$2.9bn
GAAP Capital

Key Comments

- Capital position remains resilient after capital returns and modelled 1-in-250 year stress-test scenarios
- Operating the business against 'AAA' rating requirement per S&P model
- Capital mix remains high quality and highly diversified

Notes: [1] SiriusPoint Group BSCR ratio calculated as available economic capital and surplus divided by the Bermuda solvency capital requirement as of June 30, 2026 and September 30, 2026, respectively. BSCR ratio is an estimate.

23

LEVERAGE DECREASED WHILE LIQUIDITY HAS INCREASED

$ numbers in USD millions

Leverage[1]



Debt / Capital
Debt + Preferred / Capital
34.2%
27.2%
29.7%
23.8%
32.5%
24.8%
28.1%
21.8%
23.0%
FY 22
FY 23
FY 24
FY 25
Q3'26

Liquidity



Available dividend capacity from subsidiaries and HoldCo Investments²
Revolving Credit Facility undrawn capacity
$662
$671
$1,112
$1,061
$1,014
Q3'25
Q4'25
Q1'26
Q2'26
Q3'26

Key Comments

- Robust capital and liquidity position:
  - Leverage ratio[1] of 23.0%, down versus FY 25 due to preference share redemption in Q1'26 and continued strong earnings
  - Liquidity continues to be at healthy levels following the sale of Arcadian, higher subsidiary dividend capacity at the start of year, and portfolio repositioning
- Balance sheet continues to be undervalued, with consolidated MGAs held at book value of c.$160m producing approximately $35-40m of net services fee income in 2026
- LPTs continue to have >95% of the combined limit remaining

Notes: [1] Debt / Capital Ratio calculated as debt divided by total capital. Debt + Preferred / Capital calculated as debt plus preference shares divided by total capital. Total capital represents the sum of shareholders' equity and debt. [2] HoldCo Investments comprised of investment assets, cash and cash equivalents.

24

Appendix A: Supplementary Slides

APPENDIX A1

PLATFORM RESHAPING ENABLING PROFITABLE GROWTH

SIRIUS POINT

2022-2023: Turnaround

- ✓ Exited non-core International Property Reinsurance, Cyber & Workers' Compensation
- ✓ De-risked investment portfolio
- ✓ Underwriter compensation structure aligned to shareholder interests
- ✓ Implemented >$50m of run-rate cost savings
- ✓ Significant improvement on employee engagement metrics

132%
Cumulative TSR to date[1]

2024: Major Reshaping

- ✓ LPTs covering $2.1bn of reserves from exited business, with >95% limit remaining
- ✓ Completed external validation of reserving prudence - 15 consecutive quarters of favorable PYD at FY 24
- ✓ Settled Merger Instruments eliminating dilution and removing volatility
- ✓ Unlocked and recognized $100m off-Balance Sheet MGA value during 2024
- ✓ Capital structure simplified through share buyback and debt actions

228%	$1.0bn
Cumulative TSR to date[1]	Capital returned to shareholders

2025 Onward: Profitable Growth

- ✓ Outperformed across the cycle Operating ROE target of 12-15% in FY 25 and 9M'26
- ✓ Sixteen consecutive quarters of UW profit
- ✓ Track record of strong growth in Insurance & Services, discipline in Reinsurance
- ✓ FY 25 attritional combined ratio[2] of 91.6% down from 93.1% in FY 24 and 95.8% in FY 23
- ✓ Stable combined ratio performance vs peers[3]; growth in A&H and Surety
- ✓ Realized $189m off-Balance Sheet MGA value
- ✓ Robust balance sheet: BSCR ratio improved to 232% and leverage ratio reduced to historic low. Run-off LPT deal to further enhance

416%	$300m
Cumulative TSR to date[1]	**Capital returned to shareholders**

Notes: [1] Total Shareholder Return (TSR) calculated from September 21, 2022, when the management changes occurred. 2025 Onwards figure calculated through November 4, 2026. [2] For Core business. [3] As demonstrated on slide 9 based on the last twelve quarters (i.e., three years) as at Q2'26.

26

APPENDIX A2

ACCIDENT & HEALTH TO BECOME A STANDALONE SEGMENT

Accident & Health Portfolio Overview



SiriusPoint GWP
74%
LTM GWP $3.9bn
26%
Accident & Health GWP
24%
45%
12%
8%
7%
4%
LTM GWP $1.0bn
IMG
Health/Medical
Life
Personal Accident
Supplemental Health
Other Travel

20+ year track record of consistent profitability

Low capital intensity underwriting and capital-light fee income

Less correlated to wider P&C pricing cycles

Stable book is a "volatility shock absorber" to wider portfolio

Investing in IMG's Distribution and Services

IMG + assist america + World Nomads

- IMG is a 100%-owned A&H MGA that is a core part of the business for both underwriting and fee income
- IMG's acquisitions integrate complementary businesses to form a unified platform
  - Expands global footprint
  - Strengthens capabilities
  - Drives operational efficiency
- Undervalued on the balance sheet ($158m at Q3'26) with $35-40m of expected fee income in 2026

$35-40m	$158m
2026e Net Service Fee Income	Q3'26 Consolidated IMG Book Value[1]

Notes: [1] Book value increased in the third quarter reflecting the completion of the World Nomads acquisition.

27

$262m $204m $105m $102m $60m Held Value <$5m Held Value $5-$10m Held Value $10-$20m Held Value >$20m Q4'22 Q4'23 Q4'24 Q4'25 Q3'26 28 STRATEGIC MGA INVESTMENTS Non-Consolidated MGA Investments $ numbers in USD millions Core (Go-Forward MGAs) Q3'26 Change 9M'26 Change Service Revenue $62 19% $175 20% Net Services Fee Income $12 44% $30 40% Service Margin 19.7% +3.4 ppts 17.0% +2.4 ppts APPENDIX A3 Consolidated MGA Investments 100%-owned A&H 75%-owned Specialty

APPENDIX A4

DELIBERATE ACTIONS HAVE REDUCED CATASTROPHE VOLATILITY



FY 21
Catastrophe Loss Ratio
Peer A 33.6%
SiriusPoint 18.8%
Peer B 15.1%
Peer C 10.9%
Peer D 9.5%
Peer E 8.3%
Peer F 7.1%
Peer G 6.0%
Peer H 5.4%
Peer I 5.4%
Peer J 3.0%
Peer K 2.5%
Peer L 2.4%
Peer M 1.8%
FY 22
Catastrophe Loss Ratio
Peer A 25.3%
Peer B 16.3%
Peer C 9.0%
Peer D 7.8%
Peer E 7.8%
SiriusPoint 6.0%
Peer F 5.9%
Peer G 5.5%
Peer I 5.0%
Peer H 4.3%
Peer K 2.2%
Peer M 1.6%
Peer L 1.1%
Peer J 0.6%
FY 23
Catastrophe Loss Ratio
Peer A 11.7%
Peer G 7.9%
Peer H 6.4%
Peer F 4.5%
Peer I 4.3%
Peer E 4.1%
Peer C 3.5%
Peer B 3.2%
Peer D 2.7%
Peer M 2.6%
Peer K 1.9%
Peer L 1.4%
SiriusPoint 0.6%
Peer J 0.5%
FY 24
Catastrophe Loss Ratio
Peer A 22.5%
Peer G 8.0%
Peer E 7.3%
Peer H 6.5%
Peer B 6.3%
Peer F 5.5%
Peer I 5.0%
Peer C 5.0%
Peer D 4.3%
Peer K 2.6%
Peer M 2.5%
SiriusPoint 2.5%
Peer L 1.7%
Peer J 0.8%
FY 25
Catastrophe Loss Ratio
Peer A 22.5%
Peer B 8.4%
Peer G 8.4%
Peer F 6.3%
Peer E 5.5%
Peer C 5.3%
Peer I 3.9%
Peer H 3.5%
SiriusPoint 2.9%
Peer D 2.8%
Peer K 2.7%
Peer M 1.8%
Peer L 1.2%
Peer J 0.7%
HY 26
Catastrophe Loss Ratio
Peer A 20.4%
Peer G 6.0%
Peer H 5.9%
Peer E 4.7%
Peer D 4.3%
Peer F 4.2%
Peer B 4.0%
Peer C 3.2%
Peer I 3.2%
Peer K 2.2%
Peer M 2.0%
Peer L 1.9%
Peer J 1.9%
SiriusPoint 0.5%

Notes: Peer companies include American Financial Group, AIG, Arch, AXIS, Chubb, Everest, Hamilton, Markel, Pelagos, Selective, Skyward Specialty, Travelers and W.R. Berkley.

29

APPENDIX A5

ABBREVIATION GLOSSARY

Abbreviation	Definition
A&H	Accident & Health
ABS	Asset-Backed Security
Acq	Acquisition
AOCI	Accumulated Other Comprehensive Income
BVPS	Book Value Per Share
BSCR	Bermuda Solvency Capital Ratio
CLO	Collateralized Loan Obligation
COR	Combined Ratio
EBITDA	Earnings Before Interest, Taxes, Depreciation, and Amortization
EPS	Earnings Per Share
FinPro	Financial & Professional Lines
FSR	Financial Strength Rating
FY	Full Year
GAAP	Generally Accepted Accounting Principles
GWP	Gross Written Premium
HoldCo	Holding Company
IG	Investment Grade
IMG	International Medical Group

Abbreviation	Definition
LPT	Loss Portfolio Transfer
MBS	Mortgage-Backed Security
MGA	Managing General Agent
NEP	Net Earned Premium
NII	Net Investment Income
NWP	Net Written Premium
OUE	Other Underwriting Expense
P&C	Property & Casualty
PPT	Percentage Point
Pref	Series B Preference Shares
PYD	Prior Year Development
ROE	Return on Equity
STI	Short-term Investment
TPE	Third Point Enhanced Fund
TSR	Total Shareholder Return
UW	Underwriting
XL	Excess of Loss
YoY	Year over Year

30

Appendix B: Non-GAAP Reconciliations

APPENDIX B1

RECONCILIATION OF QUARTERLY OPERATING NET INCOME

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	Q1'23	Q4'22
Net income (loss) available to SiriusPoint common shareholders	$ 86.8	$ 68.6	$ 99.6	$ 240.0	$ 86.8	$ 59.2	$ 57.6	$ (21.3)	$ 4.5	$ 109.9	$ 90.8	$ 93.5	$ 57.5	$ 55.9	$ 131.9	$ (26.6)
Non-recurring adjustments:																
Gains on sale or deconsolidation of consolidated MGAs	—	—	(25.2)	(222.4)	—	—	—	—	—	(96.0)	—	—	—	—	—	—
(Gains) losses on other investments	6.6	6.4	1.8	6.0	(1.1)	—	0.5	34.3	3.4	52.9	(0.1)	15.4	17.2	3.7	3.9	25.7
MGA & other investment rationalization	6.6	6.4	(23.4)	(216.4)	(1.1)	—	0.5	34.3	3.4	(43.1)	(0.1)	15.4	17.2	3.7	3.9	25.7
(Income) loss on settlement and change in fair value of liability-classified capital instruments (CMIG merger instruments)	—	—	—	—	—	—	—	25.9	117.3	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
COVID-19 favorable reserve development[1]	—	—	—	—	—	—	—	—	(19.9)	—	—	—	—	—	—	—
CMIG instruments & transactions	—	—	—	—	—	—	—	25.9	97.4	(10.6)	15.9	15.0	0.3	19.1	25.0	11.5
(Income) expense related to loss portfolio transfers	5.1	5.2	5.6	7.2	7.7	6.6	5.9	28.9	1.9	5.8	8.0	2.1	4.5	(6.6)	(101.6)	—
Amortization of acquisition-related intangible assets	2.5	2.4	2.6	2.4	2.8	2.8	2.9	3.0	3.0	3.0	2.9	2.9	2.9	2.9	2.4	2.1
Bermuda corporate income tax enactment	—	—	—	(13.0)	—	—	—	—	—	—	—	(100.8)	—	—	—	—
Restructuring costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	30.0
Foreign exchange (gains) losses	3.2	(1.8)	1.3	8.3	2.4	16.7	(2.2)	(12.9)	3.0	3.6	(3.7)	19.2	(1.8)	17.4	0.1	61.5
Other non-recurring items	2.8	3.7	5.3	6.5	(11.0)	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit on adjustments[2]	(3.8)	(3.0)	(3.2)	52.7	(0.2)	(5.0)	(1.3)	(11.9)	(16.3)	(8.2)	(3.5)	(8.2)	(3.5)	(5.5)	10.5	(15.1)
Operating net income available to SiriusPoint common shareholders	**$ 103.2**	**$ 81.5**	**$ 87.8**	**$ 87.7**	**$ 87.4**	**$ 80.3**	**$ 63.4**	**$ 46.0**	**$ 96.9**	**$ 60.4**	**$ 110.4**	**$ 39.1**	**$ 77.1**	**$ 86.9**	**$ 72.2**	**$ 89.1**
Operating net income per diluted common share	***$ 0.88***	***$ 0.68***	***$ 0.72***	***$ 0.72***	***$ 0.74***	***$ 0.68***	***$ 0.53***	***$ 0.29***	***$ 0.54***	***$ 0.32***	***$ 0.59***	***$ 0.22***	***$ 0.43***	***$ 0.48***	***$ 0.41***	***$ 0.56***

Notes: Metric referenced on slides 6, 7 and 18. Prior period results have been recast to reflect current period presentation. [1] This development, primarily related to business written by legacy Third Point Reinsurance Ltd., is the result of the COVID-19 reserve study performed concurrently with the settlement of the Series A Preference shares in the third quarter of 2024. [2] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 and onwards is applied to the adjustments to calculate the income tax (expense) benefit, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions.

32

33 RECONCILIATION OF QUARTERLY CORE OPERATING NET INCOME Q3'26 Q2'26 Q1'26 Q4'25 Q3'25 Q2'25 Q1'25 Q4'24 Q3'24 Q2'24 Q1'24 Operating net income available to SiriusPoint common shareholders $ 103.2 $ 81.5 $ 87.8 $ 87.7 $ 87.4 $ 80.3 $ 63.4 $ 46.0 $ 96.9 $ 60.4 $ 110.4 Run-off (non-core) underwriting results $ 3.2 $ 4.0 $ 18.8 $ 10.3 $ 6.6 $ 7.1 $ 4.4 $ 52.6 $ (1.0) $ 9.6 $ (10.7) Adjustment for previously excluded amounts relating to run-off — — — — 0.6 (1.3) (1.3) (25.3) (1.6) (0.8) 0.7 Run-off tax impact1 (0.6) (0.8) (3.6) (2.0) (1.4) (1.1) (0.6) (4.1) 0.4 (1.3) 1.5 Core Operating net income available to SiriusPoint common shareholders $ 105.8 $ 84.7 $ 103.1 $ 96.1 $ 93.3 $ 85.0 $ 65.9 $ 69.2 $ 94.7 $ 67.9 $ 101.9 Core Operating net income per diluted common share $ 0.90 $ 0.71 $ 0.85 $ 0.79 $ 0.79 $ 0.72 $ 0.56 $ 0.43 $ 0.53 $ 0.36 $ 0.54 Notes: Prior period results have been recast to reflect current period presentation. [1] An effective tax rate of 15% for 2022 to 2024 and 19% for 2025 and onwards is applied to the adjustments to calculate the income tax (expense) benefit, where applicable. Periods may have a different effective tax rate based on the jurisdiction of specific transactions. APPENDIX B2

APPENDIX B3

RECONCILIATION OF QUARTERLY OPERATING RETURN ON EQUITY AND CORE OPERATING RETURN ON EQUITY

SIRIUS POINT

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Operating net income	$103.2	$ 81.5	$ 87.8	$ 87.7	$ 87.4	$ 80.3	$ 63.4	$ 46.0	$ 96.9	$ 60.4	$110.4
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period	2,275.9	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6	2,313.9
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	(21.3)	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)	3.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,297.2	2,296.1	2,207.9	1,957.6	1,859.2	1,798.8	1,741.5	2,413.4	2,532.1	2,420.0	2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period	2,228.3	2,275.9	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6
Adjustments to net income to arrive at Operating net income	16.4	12.9	(11.8)	(152.3)	0.6	21.1	5.8	67.3	92.4	(49.5)	19.6
Less: Accumulated other comprehensive income (loss), net of tax - end of period	(135.9)	(21.3)	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,380.6	2,310.1	2,284.3	2,055.6	1,958.2	1,880.3	1,804.6	1,808.8	2,505.8	2,482.6	2,439.6
Average common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI	2,338.9	2,303.1	2,246.1	2,006.6	1,908.7	1,839.6	1,773.0	2,111.1	2,518.9	2,451.3	2,375.2
Annualized Operating ROE	17.6 %	14.2 %	15.6 %	17.5 %	18.3 %	17.5 %	14.3 %	8.7 %	15.4 %	9.9 %	18.6 %

	Q3'26	Q2'26	Q1'26	Q4'25	Q3'25	Q2'25	Q1'25	Q4'24	Q3'24	Q2'24	Q1'24
Core Operating net income	$105.8	$ 84.7	$103.1	$ 96.1	$ 93.3	$ 85.0	$ 65.9	$ 69.2	$ 94.7	$ 67.9	$101.9
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period	2,275.9	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6	2,313.9
Less: Accumulated other comprehensive income (loss), net of tax - beginning of period	(21.3)	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)	3.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - beginning of period	2,297.2	2,296.1	2,207.9	1,957.6	1,859.2	1,798.8	1,741.5	2,413.4	2,532.1	2,420.0	2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period	2,228.3	2,275.9	2,302.4	2,269.8	2,009.9	1,905.7	1,825.2	1,737.4	2,494.9	2,504.1	2,402.6
Adjustments to net income to arrive at Core Operating net income	19.0	16.1	3.5	(143.9)	6.5	25.8	8.3	90.5	90.2	(42.0)	11.1
Less: Accumulated other comprehensive income (loss), net of tax - end of period	(135.9)	(21.3)	6.3	61.9	52.3	46.5	26.4	(4.1)	81.5	(28.0)	(17.4)
Common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI - end of period	2,383.2	2,313.3	2,299.6	2,064.0	1,964.1	1,885.0	1,807.1	1,832.0	2,503.6	2,490.1	2,431.1
Average common shareholders' equity attributable to SiriusPoint common shareholders ex. AOCI	2,340.2	2,304.7	2,253.8	2,010.8	1,911.7	1,841.9	1,774.3	2,122.7	2,517.9	2,455.1	2,371.0
Annualized Core Operating ROE	18.1 %	14.7 %	18.3 %	19.1 %	19.5 %	18.5 %	14.9 %	13.0 %	15.0 %	11.1 %	17.2 %

Notes: Metric(s) referenced on slides 6 and 11. Prior period results have been recast to reflect current period presentation.

34

APPENDIX B4

RECONCILIATION OF OPERATING RETURN ON EQUITY

		9M'26		9M'25
Net income available to SiriusPoint common shareholders		$ 255.0		$ 203.6
Non-recurring adjustments:				
Gains on sale or deconsolidation of consolidated MGAs	(25.2)		—	
(Gains) losses on other investments	14.8		(0.6)	
MGA & other investment rationalization		(10.4)		(0.6)
(Income) expense related to loss portfolio transfers		16.0		20.2
Amortization of acquisition-related intangible assets		7.5		8.5
Foreign exchange (gains) losses		2.7		16.9
Other non-recurring items		11.8		(11.0)
Income tax expense on adjustments[1]		(10.0)		(6.5)
Operating net income available to SiriusPoint common shareholders		**$ 272.6**		**$ 231.1**
Operating net income per diluted common share		***$ 2.29***		***$ 1.95***
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period		$ 2,269.8		$ 1,737.4
Less: Accumulated other comprehensive (income) loss, net of tax		(61.9)		4.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - beginning of period		2,207.9		1,741.5
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period		2,228.3		2,009.9
Impact of adjustments from above		17.6		27.5
Less: Accumulated other comprehensive (income) loss, net of tax		135.9		(52.3)
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - end of period		2,381.8		1,985.1
Average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**$ 2,294.9**		**$ 1,863.3**
Annualized return on average common shareholders' equity attributable to SiriusPoint common shareholders		15.1 %		14.5 %
Annualized Operating return on average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI		**15.8 %**		**16.5 %**

Notes: Metric referenced on slides 6, 7 and 19. Prior period results have been recast to reflect current period presentation. [1] For the nine months ended September 30, 2026 and 2025, an effective tax rate of 19% is applied to the adjustments to calculate the income tax expense. Adjustments may have a different effective tax rate based on the jurisdiction of specific transactions.

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APPENDIX B5

RECONCILIATION OF CORE OPERATING RETURN ON EQUITY

	9M'26	9M'25	FY 25	FY 24
Operating net income available to SiriusPoint common shareholders	$ 272.6	$ 231.1	$ 318.9	$ 313.7
Run-off (non-core) underwriting results	26.0	18.1	28.4	50.5
Adjustment for previously excluded amounts relating to run-off	—	—	(2.0)	(27.0)
Run-off tax impact	(5.0)	(3.4)	(5.0)	(3.5)
Core Operating net income available to SiriusPoint common shareholders	**$ 293.6**	**$ 245.8**	**$ 340.3**	**$ 333.7**
Core Operating net income per diluted common share	***$ 2.46***	***$ 2.07***	***$ 2.86***	***$ 1.86***
Common shareholders' equity attributable to SiriusPoint common shareholders - beginning of period	$ 2,269.8	$ 1,737.4	$ 1,737.4	$ 2,313.9
Less: Accumulated other comprehensive (income) loss, net of tax	(61.9)	4.1	4.1	(3.1)
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - beginning of period	2,207.9	1,741.5	1,741.5	2,310.8
Common shareholders' equity attributable to SiriusPoint common shareholders - end of period	2,228.3	2,009.9	2,269.8	1,737.4
Adjustments to Net income to arrive at Core Operating net income	38.6	42.2	(103.3)	149.8
Less: Accumulated other comprehensive (income) loss, net of tax	135.9	(52.3)	(61.9)	4.1
Common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI - end of period	2,402.8	1,999.8	2,104.6	1,891.3
Average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI	**$ 2,305.4**	**$ 1,870.7**	**$ 1,923.1**	**$ 2,101.1**
Annualized Operating return on average common shareholders' equity attributable to SiriusPoint common shareholders	15.8 %	16.5 %	16.7 %	15.1 %
Annualized Core Operating return on average common shareholders' equity attributable to SiriusPoint common shareholders ex AOCI	**17.0 %**	**17.5 %**	**17.7 %**	**15.9 %**

Notes: Metric referenced on slide 11. Prior period results have been recast to reflect current period presentation.

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